UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2018

DYCOM INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	001-10613	59-1277135
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

11780 U.S. Highway One, Suite 600,
Palm Beach Gardens, Florida 33408
(Address of principal executive offices) (Zip Code)

(561) 627-7171
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 26, 2018, the Compensation Committee of the Board of Directors of Dycom Industries, Inc. (the “Company”) approved an agreement (the “Letter Agreement”) amending the outstanding equity awards of the Company’s Vice President and General Counsel, Richard B. Vilsoet. The Letter Agreement amending Mr. Vilsoet’s outstanding equity awards provides that if Mr. Vilsoet’s employment with the Company is terminated due to his retirement on or following the date of the Company’s 2019 Annual Meeting of Shareholders, his outstanding equity awards will be treated as follows:

•
Time vesting restricted stock or restricted stock unit awards will continue to vest for the three-year period following the termination of employment date (or if the remaining vesting term of any such time vesting restricted stock or restricted stock unit award is less than three years, each such award will continue to vest for the remaining period of such vesting term); and

•
Subject to meeting the required performance conditions, performance vesting restricted stock or restricted stock unit awards will continue to vest for the two-year period following the termination of employment date (or if the remaining vesting term of any such performance vesting restricted stock or restricted stock unit award is less than two years, each such award will continue to vest for the remaining period of such vesting term).

In addition to amending Mr. Vilsoet’s current outstanding equity awards, including the equity awards granted to Mr. Vilsoet on March 26, 2018, the Letter Agreement also provides that any future equity awards granted to Mr. Vilsoet will be subject to the terms set forth above.

The above summary of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the Letter Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

Item 9.01 Financial Statement and Exhibits.

(d)	Exhibits

10.1	Letter Agreement by and between Dycom Industries, Inc. and Richard B. Vilsoet, dated as of March 28, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 30, 2018

DYCOM INDUSTRIES, INC. (Registrant)
By:	/s/ Richard B. Vilsoet
Name:	Richard B. Vilsoet
Title:	Vice President, General Counsel and Corporate Secretary